Exhibit 99.1

Anne Spitza	Ken Rizvi
Corporate Communications	Corporate Development, Treasury & Investor Relations
ON Semiconductor	ON Semiconductor
(602) 244-6398	(602) 244-3437
anne.spitza@onsemi.com	ken.rizvi@onsemi.com

ON Semiconductor Reports Second Quarter 2008 Results

Record Quarterly Revenue of $562.7 Million

For the second quarter of 2008, total corporate highlights include:

•	Record quarterly revenues of $562.7 million

•	Record adjusted EBITDA of $133.7 million

•	GAAP gross margin of 34.1 percent

•	Non-GAAP gross margin of 41.4 percent

•	GAAP net income per fully diluted share of $0.11

•	Non-GAAP net income per fully diluted share of $0.23

•	Announced definitive agreement to acquire Catalyst Semiconductor, Inc. in an all-stock transaction

PHOENIX, Ariz. – Aug. 5, 2008 – ON Semiconductor Corporation (NASDAQ: ONNN) today announced that total revenues in the second quarter of 2008 were a record $562.7 million, an increase of approximately thirty three percent from the first quarter of 2008. During the second quarter of 2008, the company reported GAAP net income of $44.6 million, or $0.11 per share on a fully diluted basis. Second quarter 2008 GAAP net income included a net charge of $50.5 million, or $0.12 per share on a fully diluted basis, from special items. The special item details can be found in the attached schedules. During the first quarter of 2008, the company reported GAAP net income of $20.8 million, or $0.07 per share on a fully diluted basis.

Second quarter 2008 non-GAAP net income was $95.1 million, or $0.23 per share on a fully diluted basis. First quarter 2008 non-GAAP net income was $65.4 million, or $0.21 per share on a fully diluted basis. A reconciliation of these non-GAAP financial measures to the company’s most directly comparable measures prepared in accordance with U.S. GAAP is set forth in an attached schedule and on our website at www.onsemi.com.

On a mix-adjusted basis, average selling prices in the second quarter of 2008 were down approximately two percent from the first quarter of 2008. The company’s gross margin in the second quarter was 34.1 percent. Non-GAAP gross margin in the second quarter was 41.4 percent. GAAP gross margin in the second quarter included a net charge of approximately $41.1 million, or 730 basis points from special items. The special item details can be found in the attached schedules. A reconciliation of non-GAAP gross margin, which is a non-GAAP financial measure, to the company’s gross margin prepared in accordance with U.S. GAAP is set forth in an attached schedule.

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ON Semiconductor Reports Second Quarter 2008 Results

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Adjusted EBITDA for the second quarter of 2008 was a record $133.7 million. Adjusted EBITDA for the first quarter of 2008 was $97.2 million. A reconciliation of this non-GAAP financial measure to the company’s net income and net cash provided by operating activities prepared in accordance with U.S. GAAP is set forth in an attached schedule.

“I am pleased to announce that the company reported both record revenues and adjusted EBITDA in the second quarter of 2008,” said Keith Jackson, ON Semiconductor president and CEO. “The integration of both AMIS Holdings, Inc. and the CPU Voltage and Thermal Products Group from Analog Devices are moving ahead positively and continue to position ON Semiconductor as a leader in the analog and power management sector. The definitive agreement to acquire Catalyst Semiconductor, which we announced on July 17, is expected to close in the fourth quarter of 2008. All of our recently closed and announced acquisitions continue to strengthen our relationships and industry position with market making customers. By leveraging ON Semiconductor’s world-class operational capabilities and supply chain, we believe these acquisitions will help enable ON Semiconductor to continue delivering improved value to our shareholders, customers and employees.”

THIRD QUARTER 2008 OUTLOOK

“Based upon product booking trends, backlog levels, manufacturing services revenues and estimated turns levels, we anticipate that total revenues will be approximately $570 to $585 million in the third quarter of 2008,” Jackson said. “Backlog levels at the beginning of the third quarter of 2008 were up from backlog levels at the beginning of the second quarter of 2008 and represent over 90 percent of our anticipated third quarter 2008 revenues. We expect that average selling prices for the third quarter of 2008 will be down approximately two percent sequentially. The following table outlines our third quarter 2008 GAAP and non-GAAP outlook.”

ON SEMICONDUCTOR Q3 2008 BUSINESS OUTLOOK

	GAAP	Special Items *	Non-GAAP***
Revenue	$570 to $585 million		$570 to $585 million

Gross Margin	37.5% to 38.5%	$23 million	41.5% to 42.5%

Operating Expenses	$150 to $156 million	$20 million	$130 to $136 million

Other Expenses	$10 million		$10 million

Tax	$3 to $4 million	$1 to $2 million	$2 million

Fully Diluted Share Count **	410 million		410 million

ON Semiconductor Reports Second Quarter 2008 Results

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*	Special Items can include: stock based compensation expense; restructuring, asset impairments and other, net; expensing of appraised inventory fair market value (FMV) step up; amortization of intangibles; and income tax adjustments to approximate cash taxes.
**	Fully Diluted Share Count can vary for among other things, the actual exercise of options or restricted stock, the incremental dilutive shares from all of the company’s convertible senior subordinated notes, and the repurchase or the issuance of stock or the sale of treasury shares. Please refer to the table on our website for potential changes to the Fully Diluted Share Count.
***	Regulation G and other provisions of the securities laws regulate the use of financial measures that are not prepared in accordance with generally accepted accounting principles. We believe these non-GAAP measures provide important supplemental information to investors. We use these measures, together with GAAP measures, for internal managerial purposes and as a means to evaluate period-to-period comparisons. However, we do not, and you should not, rely on non-GAAP financial measures alone as measures of our performance. We believe that non-GAAP financial measures reflect an additional way of viewing aspects of our operations that – when taken together with GAAP results and the reconciliations to corresponding GAAP financial measures that we also provide in our news releases – provide a more complete understanding of factors and trends affecting our business. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. As a result of requests from our investor and research community, we intend to include this non-GAAP table and measures in our earnings releases covering relevant periods.

TELECONFERENCE

ON Semiconductor will hold a conference call for the financial community at 8:00 a.m. Eastern time (ET) tomorrow to discuss the second quarter 2008 results and other related material information. The company will provide a real-time audio broadcast of the teleconference on the Investor Relations page of its website at http://www.onsemi.com. The webcast will be available at this site approximately one hour following the live broadcast and will continue to be available for approximately 30 days following the conference call. Investors and interested parties can also access the conference call by dialing (888) 546-9664 (U.S./Canada) or (706) 679-4331 (International) and providing the conference identification number of 56464044. ON Semiconductor will provide a dial-in replay approximately one hour following the live broadcast that will continue through approximately Aug. 13, 2008. The dial-in replay number is (800) 642-1687 (U.S./Canada) or (706) 645-9292 (International) and the conference identification number is 56464044. The script for tomorrow’s call will be provided on our website and furnished via a Form 8-K filing.

About ON Semiconductor

With its global logistics network and strong product portfolio, ON Semiconductor (NASDAQ: ONNN) is a preferred supplier of efficient power solutions to customers in the power supply, automotive, communication, computer, consumer, medical, industrial, mobile phone, and military/aerospace markets. The company’s broad portfolio includes power, analog, DSP, mixed-signal, advance logic, clock management and standard component devices. Global corporate headquarters are located in Phoenix, Arizona. The company operates a network of manufacturing facilities, sales offices and design centers in key markets throughout North America, Europe, and the Asia Pacific regions. For more information, visit http://www.onsemi.com.

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ON Semiconductor Reports Second Quarter 2008 Results

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the company references its website in this news release, information on the website is not to be incorporated herein.

This news release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are statements that could be deemed forward-looking statements and are often characterized by the use of words such as “believes,” “expects,” “estimates,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. In this news release, forward-looking information relates mainly to the second quarter of 2008 and its bookings trends, backlog levels, estimated turns levels, anticipated revenues, gross margins and average selling prices, stock based compensation expense and similar matters. These forward-looking statements also include statements related to the benefits of the proposed transaction between ON Semiconductor Corporation (“ON”) and Catalyst Semiconductor, Inc. (“Catalyst Semiconductor”) and the future financial performance of ON. All forward-looking statements in this news release are based on management’s current expectations and estimates, and involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Among these factors are revenues and operating performance; changes in overall economic conditions; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; availability of raw materials; competitors’ actions; pricing and gross margin pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses; significant litigation; risks associated with acquisitions and dispositions and the integration efforts related thereto; risks associated with our substantial leverage and restrictive covenants in our debt agreements; risks associated with our international operations; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with the regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); risks involving environmental or other governmental regulation; difficulties encountered in integrating merged businesses; the risk that ON’s acquisition of Catalyst Semiconductor does not close, including the risk that the requisite stockholder and regulatory approvals may not be obtained; the variable demand and the aggressive pricing environment for semiconductor products; dependence on the ability to successfully manufacture current products in increasing volumes on a cost-effective basis and with acceptable quality; and the adverse impact of competitive product announcements. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2008, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of ON’s SEC filings, and Catalyst Semiconductor’s Annual Report on Form 10-K as filed with the SEC on July 3, 2008, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of Catalyst Semiconductor SEC filings. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information.

This communication is being made in respect of the proposed transaction involving ON and Catalyst Semiconductor. In connection with the proposed transaction, ON plans to file with the SEC a Registration Statement on Form S-4 containing a Proxy Statement of Catalyst Semiconductor and a Prospectus of ON, and each of ON and Catalyst Semiconductor plan to file with the SEC other documents regarding the proposed transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Catalyst Semiconductor. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by ON and Catalyst Semiconductor through the web

ON Semiconductor Reports Second Quarter 2008 Results

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site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC from ON by directing a request to ON Semiconductor Corporation, 5005 East McDowell Road, Phoenix, AZ, 85008, Attention: Investor Relations (telephone: (602) 244-3437) or going to ON’s corporate website at www.onsemi.com, or from Catalyst Semiconductor by directing a request to Catalyst Semiconductor, Inc., 2975 Stender Way, Santa Clara, CA 95054, Attention: Investor Relations (telephone: (408) 542-1000) or going to Catalyst Semiconductor’s corporate website at www.catsemi.com.

ON and Catalyst Semiconductor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ON’s directors and executive officers is contained in ON’s Annual Report on Form 10-K filed with the SEC on February 12, 2008, ON’s annual proxy statement filed with the SEC on April 4, 2008, and a Current Report on Form 8-K filed by ON with the SEC on March 17, 2008. Information regarding Catalyst Semiconductor’s directors and executive officers is contained in Catalyst Semiconductor’s annual proxy statement filed with the SEC on August 24, 2007. Additional information regarding the interests of such potential participants will be included in the Proxy Statement/Prospectus and the other relevant documents filed with the SEC (when available).

ON Semiconductor Reports Second Quarter 2008 Results

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ON SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

(in millions, except per share data)

	Quarter Ended			Six Months
	June 27, 2008	March 30, 2008	June 29, 2007	June 27, 2008	June 29, 2007
Net revenues	$562.7	$421.9	$381.2	$984.6	$755.4
Cost of revenues	371.1	275.3	235.2	646.4	472.8

Gross profit	191.6	146.6	146.0	338.2	282.6
Gross profit percentage	34.1%	34.7%	38.3%	34.3%	37.4%

Operating expenses:
Research and development	67.5	40.3	32.4	107.8	63.2
Selling and marketing	37.9	25.8	23.3	63.7	46.2
General and administrative	31.9	23.8	18.8	55.7	39.0
In-process Research and Development	—	17.7	—	17.7	—
Amortization of acquisition related intangible assets	6.7	2.4	—	9.1	—
Restructuring, asset impairments and other, net	14.2	5.8	—	20.0	—

Total operating expenses	158.2	115.8	74.5	274.0	148.4

Operating income	33.4	30.8	71.5	64.2	134.2

Other income (expenses), net:
Interest expense	(9.6)	(9.3)	(9.4)	(18.9)	(19.1)
Interest income	1.8	2.0	2.9	3.8	5.7
Other	1.2	(1.9)	—	(0.7)	(0.5)
Loss on debt prepayment	—	—	—	—	(0.1)

Other income (expenses), net	(6.6)	(9.2)	(6.5)	(15.8)	(14.0)

Income before income taxes and minority interests	26.8	21.6	65.0	48.4	120.2
Income tax benefit (provision)	17.1	(1.1)	(1.4)	16.0	(2.0)
Minority interests	0.7	0.3	(0.3)	1.0	(0.9)

Net income	$44.6	$20.8	$63.3	$65.4	$117.3

Income per common share:
Basic:	$0.11	$0.07	$0.22	$0.19	$0.40

Diluted:	$0.11	$0.07	$0.21	$0.18	$0.38

Weighted average common shares outstanding:
Basic	397.2	306.8	290.9	352.8	290.2

Diluted:	405.8	309.3	306.5	360.1	306.1

ON Semiconductor Reports Second Quarter 2008 Results

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ON SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEET

(in millions)

	June 27, 2008	March 28, 2008	December 31, 2007
Assets
Cash and cash equivalents	$321.2	$307.9	$274.6
Receivables, net	258.5	245.7	175.2
Inventories, net	327.6	362.4	220.5
Other current assets	70.7	89.7	68.3
Deferred income taxes	0.3	—	6.7

Total current assets	978.3	1,005.7	745.3
Property, plant and equipment, net	744.4	734.2	614.9
Goodwill	725.8	730.1	172.4
Intangible assets, net	334.5	343.6	57.5
Other assets	55.1	58.7	47.5

Total assets	$2,838.1	$2,872.3	$1,637.6

Liabilities, Minority Interests and Stockholders’ Equity
Accounts payable	$206.2	$238.6	$163.5
Accrued expenses	172.4	208.7	101.3
Income taxes payable	2.4	3.1	3.5
Accrued interest	2.9	7.9	1.4
Deferred income on sales to distributors	123.8	120.8	120.4
Deferred income taxes	—	1.0	—
Current portion of long-term debt	80.2	75.5	30.8

Total current liabilities	587.9	655.6	420.9
Long-term debt	1,151.9	1,149.6	1,128.6
Other long-term liabilities	47.4	63.8	46.8
Deferred income taxes	0.7	8.0	6.9

Total liabilities	1,787.9	1,877.0	1,603.2

Minority interests in consolidated subsidiaries	16.0	16.7	18.5

Common stock	4.4	4.4	3.4
Additional paid-in capital	2,373.1	2,354.5	1,419.6
Accumulated other comprehensive income (loss)	(1.4)	6.0	(0.5)
Accumulated deficit	(986.0)	(1,030.6)	(1,051.4)
Treasury stock	(355.9)	(355.7)	(355.2)

Total stockholders’ equity	1,034.2	978.6	15.9

Total liabilities, minority interests and stockholders’ equity	$2,838.1	$2,872.3	$1,637.6

ON Semiconductor Reports Second Quarter 2008 Results

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ON SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA* AND

CASH PROVIDED BY OPERATING ACTIVITIES

(in millions)

	Quarter Ended			Six Months Ended
	June 27, 2008	March 28, 2008	June 29, 2007	June 27, 2008	June 29, 2007
Net income	$44.6	$20.8	$63.3	$65.4	$117.3
Plus:					—
Depreciation and amortization	37.7	27.9	22.7	65.6	44.8
Interest expense	9.6	9.3	9.4	18.9	19.1
Interest income	(1.8)	(2.0)	(2.9)	(3.8)	(5.7)
Income tax (benefit) provision	(17.1)	1.1	1.4	(16.0)	2.0
Stock compensation expense	8.3	6.7	3.5	15.0	6.8
Restructuring, asset impairments and other, net	14.2	5.8	—	20.0	—
In-process research and development	—	17.7	—	17.7	—
Expensing of appraised inventory fair market value step up	38.2	9.9	—	48.1	—

Adjusted EBITDA*	133.7	97.2	97.4	230.9	184.3
Increase (decrease):
Interest expense	(9.6)	(9.3)	(9.4)	(18.9)	(19.1)
Interest income	1.8	2.0	2.9	3.8	5.7
Income tax benefit (provision)	17.1	(1.1)	(1.4)	16.0	(2.0)
Restructuring, asset impairments, and other, net	(14.2)	(5.8)	—	(20.0)	—
Expensing of appraised inventory fair market value step up	(38.2)	(9.9)	—	(48.1)	—
Gain on sale or disposal of fixed assets	(1.7)	(2.3)	(3.8)	(4.0)	(6.3)
Proceeds, net of gain, from termination of interest rate swaps	—	—	(0.6)	—	0.8
Amortization of debt issuance costs and debt discount	1.0	1.0	1.0	2.0	2.1
Provision for excess inventories	3.2	2.5	3.7	5.7	5.3
Non-cash impairment	9.8	2.2	—	12.0	0.1
Deferred income taxes	(6.5)	(0.6)	1.2	(7.1)	0.8
Other	(0.4)	(0.3)	—	(0.7)	0.1
Changes in operating assets and liabilities	(54.1)	61.3	(35.6)	7.2	(53.3)

Net cash provided by operating activities	$41.9	$136.9	$55.4	$178.8	$118.5

*	Adjusted EBITDA represents net income before interest expense, interest income, provision for income taxes, depreciation and amortization expense and special items. We use the adjusted EBITDA measure for internal managerial evaluation purposes and the related payment of corporate cash bonuses. Not all of these items are necessarily included in the calculation of net income each quarter. Adjusted EBITDA is a non-GAAP financial measure. Regulation G and other provisions of the securities laws regulate the use of financial measures that are not prepared in accordance with generally accepted accounting principles. We believe this measure provides important supplemental information to investors. We use this measure, together with GAAP measures, for internal managerial purposes and as a means to evaluate period-to-period comparisons. However, we do not, and you should not, rely on non-GAAP financial measures alone as measures of our performance.

We believe that non-GAAP financial measures reflect an additional way of viewing aspects of our operations that – when taken together with GAAP results and the reconciliations to corresponding GAAP financial measures that we also provide in our press releases – provide a more complete understanding of factors and trends affecting our business. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names.

ON Semiconductor Reports Second Quarter 2008 Results

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ON SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

ANALYSIS OF GAAP VERSUS NON-GAAP DISCLOSURES

QUARTER ENDED JUNE 27, 2008

(in millions, except per share data)

		Special Items
	ON Semiconductor Corporation Consolidated GAAP	Stock Compensation Expense	Restructuring, Asset Impairments and Other, Net	Expensing of Appraised Inventory FMV step up	Amortization of Intangibles	Income Tax Adjustment to approximate cash taxes	Non-GAAP*
Net revenues	$562.7	$—	$—	$—	$—	$—	$562.7
Cost of revenues	371.1	(2.3)	—	(38.2)	(0.6)	—	330.0

Gross profit	191.6	2.3	—	38.2	0.6	—	232.7
Gross profit percentage	34.1%						41.4%
Operating expenses:
Research and development	67.5	(1.3)	—	—	—	—	66.2
Selling and marketing	37.9	(1.3)	—	—	—	—	36.6
General and administrative	31.9	(3.4)	—	—	—	—	28.5
In-process Research and Development	—	—	—	—	—	—	—
Amortization of acquisition related intangible assets	6.7	—	—	—	(6.7)	—	—
Restructuring, asset impairments and other, net	14.2	—	(14.2)	—	—	—	—

Total operating expenses	158.2	(6.0)	(14.2)	—	(6.7)	—	131.3

Operating income	33.4	8.3	14.2	38.2	7.3	—	101.4

Other income (expenses), net:
Interest expense	(9.6)	—	—	—	—	—	(9.6)
Interest income	1.8	—	—	—	—	—	1.8
Other	1.2	—	—	—	—	—	1.2
Loss on debt prepayment	—	—	—	—	—	—	—

Other income (expenses), net	(6.6)	—	—	—	—	—	(6.6)

Income before income taxes and minority interests	26.8	8.3	14.2	38.2	7.3	—	94.8
Income tax benefit (provision)	17.1	—	—	—	—	(17.5)	(0.4)
Minority interests	0.7	—	—	—	—	—	0.7

Net income	$44.6	$8.3	$14.2	$38.2	$7.3	$(17.5)	$95.1

Income per common share:
Basic:	$0.11						$0.24

Diluted:	$0.11						$0.23

Weighted average common shares outstanding:
Basic	397.2						397.2

Diluted:	405.8						405.8

*	“Non-GAAP net income” and the related “non-GAAP net income per share” are non-GAAP financial measures. Regulation G and other provisions of the securities laws regulate the use of financial measures that are not prepared in accordance with generally accepted accounting principles. We believe these measures provide important supplemental information to investors. We use these measures, together with GAAP measures, for internal managerial purposes and as a means to evaluate period-to-period comparisons. However, we do not, and you should not, rely on non-GAAP financial measures alone as measures of our performance. We believe that non-GAAP financial measures reflect an additional way of viewing aspects of our operations that – when taken together with GAAP results and the reconciliations to corresponding GAAP financial measures that we also provide in our press releases – provide a more complete understanding of factors and trends affecting our business.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. Non-GAAP net income, which we reconcile to net income, excludes: amortization of debt issuance costs, non-cash stock compensation expense, costs associated with early retirement of debt, purchased in-process research and development, purchase accounting charges, amortization of acquisition-related intangibles, and restructuring, asset impairments and other, net charges. Not all of these items are necessarily included in the calculation of net income each quarter. Non-GAAP net income per share is derived from non-GAAP net income, using the same measures of outstanding shares as are used to calculate net income per share in accordance with GAAP.

ON Semiconductor Reports Second Quarter 2008 Results

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ON SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

ANALYSIS OF GAAP VERSUS NON-GAAP DISCLOSURES

QUARTER ENDED MARCH 28, 2008

(in millions, except per share data)

				Special Items
	ON Semiconductor Corporation Standalone	AMIS Holdings, Inc. Standalone	ON Semiconductor Corporation Consolidated GAAP	Stock Compensation Expense	Restructuring, Asset Impairments and Other, Net	In-Process Research and Development	Expensing of Appraised Inventory FMV step up	Amortization of Intangibles	Income Tax Adjustment to approximate cash taxes	Non-GAAP*
Net revenues	$396.4	$25.5	$421.9	$—	$—	$—	$—	$—	$—	$421.9
Cost of revenues	255.0	20.3	275.3	(1.4)	—	—	(9.9)	(0.6)	—	263.4

Gross profit	141.4	5.2	146.6	1.4	—	—	9.9	0.6	—	158.5
Gross profit percentage	35.7%	20.4%	34.7%							37.6%
Operating expenses:
Research and development	37.3	3.0	40.3	(0.9)	—	—	—	—	—	39.4
Selling and marketing	23.9	1.9	25.8	(0.9)	—	—	—	—	—	24.9
General and administrative	22.9	0.9	23.8	(3.5)	—	—	—	—	—	20.3
In-process Research and Development	—	17.7	17.7	—	—	(17.7)	—	—	—	—
Amortization of acquisition related intangible assets	1.7	0.7	2.4	—	—	—	—	(2.4)	—	—
Restructuring, asset impairments and other, net	4.3	1.5	5.8	—	(5.8)	—	—	—	—	—

Total operating expenses	90.1	25.7	115.8	(5.3)	(5.8)	(17.7)	—	(2.4)	—	84.6

Operating income	51.3	(20.5)	30.8	6.7	5.8	17.7	9.9	3.0	—	73.9

Other income (expenses), net:
Interest expense	(9.4)	0.1	(9.3)	—	—	—	—	—	—	(9.3)
Interest income	2.1	(0.1)	2.0	—	—	—	—	—	—	2.0
Other	(1.7)	(0.2)	(1.9)	—	—	—	—	—	—	(1.9)
Loss on debt prepayment	—	—	—	—	—	—	—	—	—	—

Other income (expenses), net	(9.0)	(0.2)	(9.2)	—	—	—	—	—	—	(9.2)

Income before income taxes and minority interests	42.3	(20.7)	21.6	6.7	5.8	17.7	9.9	3.0	—	64.7
Income tax benefit (provision)	(2.5)	1.4	(1.1)	—	—	—	—	—	1.5	0.4
Minority interests	0.3	—	0.3	—	—	—	—	—	—	0.3

Net income	$40.1	$(19.3)	$20.8	$6.7	$5.8	$17.7	$9.9	$3.0	$1.5	$65.4

Income per common share:
Basic:	$0.14		$0.07							$0.21

Diluted:	$0.14		$0.07							$0.21

Weighted average common shares outstanding:
Basic	292.7		306.8							306.8

Diluted:	295.2		309.3							309.3

*	“Non-GAAP net income” and the related “non-GAAP net income per share” are non-GAAP financial measures. Regulation G and other provisions of the securities laws regulate the use of financial measures that are not prepared in accordance with generally accepted accounting principles. We believe these measures provide important supplemental information to investors. We use these measures, together with GAAP measures, for internal managerial purposes and as a means to evaluate period-to-period comparisons. However, we do not, and you should not, rely on non-GAAP financial measures alone as measures of our performance. We believe that non-GAAP financial measures reflect an additional way of viewing aspects of our operations that – when taken together with GAAP results and the reconciliations to corresponding GAAP financial measures that we also provide in our press releases – provide a more complete understanding of factors and trends affecting our business.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. Non-GAAP net income, which we reconcile to net income, excludes: amortization of debt issuance costs, non-cash stock compensation expense, costs associated with early retirement of debt, purchased in-process research and development, purchase accounting charges, amortization of acquisition-related intangibles, and restructuring, asset impairments and other, net charges. Not all of these items are necessarily included in the calculation of net income each quarter. Non-GAAP net income per share is derived from non-GAAP net income, using the same measures of outstanding shares as are used to calculate net income per share in accordance with GAAP.